EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of UFood Restaurant Group, Inc. on Form 10-Q for the quarterly period ended June 28, 2009 (the “Report”), as filed with the Securities and Exchange
Commission, I, Irma Norton, Acting Chief Financial Officer, certify, to the best of my knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of UFood Restaurant Group, Inc.

Date: August 11, 2009	/s/ Irma Norton
Irma Norton
Acting Chief Financial Officer